Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces

Results of Annual Meeting of Stockholders and Second Quarter Dividend

SAN JOSE, Calif. June 16, 2017 -- Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced the final results of the 2017 Annual Meeting of Stockholders held on June 15, 2017 (the “Annual Meeting”). Stockholders re-elected the two director nominees with 94% and 99% of the votes cast for their election, ratified the appointment of MPS’ independent auditors for 2017 with 97% of the votes cast for ratification, approved the 2016 compensation of executive officers with 98% of the votes cast for approval, and recommended to have future advisory votes on the compensation of executive officers with 85% of the votes cast in favor of annual frequency.

In accordance with the Board’s recommendation as set forth in MPS’ proxy statement for the Annual Meeting and consistent with the advisory vote of the stockholders, MPS will conduct future advisory votes on the compensation of executive officers on an annual basis, until the next advisory vote on this matter is held.

“On behalf of the Board and management, I sincerely thank our stockholders for their overwhelming support for our proposals, including our executive compensation program,” said Michael Hsing, CEO and founder of MPS.

Second Quarter Dividend

MPS also announced today its second quarter dividend of $0.20 per common share to all stockholders of record as of the close of business on June 30, 2017. The dividend will be paid on July 14, 2017.

Safe Harbor Statement

This news release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, assumptions and uncertainties, including those described in our most recent Quarterly Report on Form 10-Q and in other documents that we file or furnish with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those projected, and may affect our future operating results, financial position and cash flows. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, MPS does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the initial distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

About Monolithic Power Systems, Inc.

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com